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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)             May 8, 2002
                                                     -------------------------


                    Wells Real Estate Investment Trust, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            GEORGIA                  0-25739                   58-2328421
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(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)


6200 The Corners Parkway, Suite 250, Norcross, Georgia           30092
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code   (770) 449-7800
                                                   ----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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         The Registrant hereby amends its Current Report on Form 8-K dated May
8, 2002 to include a revised Exhibit 16.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)   Exhibits.  The following exhibits are filed with this document:

      Number     Description
      ------     -----------
      16.1       Letter from Arthur Andersen LLP to the Securities and Exchange
                 Commission dated May 8, 2002, regarding change in certifying accountant.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WELLS REAL ESTATE INVESTMENT
                                           TRUST, INC. (Registrant)

                                           By:  /s/ Leo F. Wells, III
                                              --------------------------------
                                                    Leo F. Wells, III,
                                                    President
Date: May 15, 2002